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Exhibit 10.3

AMENDMENT NO. 2
TO
REAL ESTATE PURCHASE AND SALE AGREEMENT

    THIS AMENDMENT NO. 2 TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of February 14, 2001, is made by and between Pope Resources, a Delaware limited partnership, its wholly owned subsidiary Olympic Property Group LLC, a Washington limited liability company, and its wholly owned subsidiaries Olympic Real Estate Development LLC, a Washington limited liability company, Olympic Real Estate Management, Inc., a Washington corporation, and Olympic Resorts LLC, a Washington limited liability company (collectively "Seller"), and HCV Pacific Partners LLC, a California limited liability company (or its assigns as permitted herein) ("Buyer"), regarding that certain Real Estate Purchase and Sale Agreement dated January 12, 2001, between Buyer and Seller, as amended by Amendment No. 1 dated February 8,2001 (as amended, the "Agreement"), for the purchase and sale of certain property located in Jefferson and Pierce Counties, Washington, described therein (the "Property").

    I.  EFFECT OF AMENDMENT.  This Amendment amends and modifies the Agreement. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as contained within the Agreement and this Amendment, there are no other agreements or understandings between Buyer and Seller relating to the Property. Capitalized terms not otherwise defined herein shall have the meanings given them under the Agreement.

    II.  INSPECTION PERIOD.  Section 4.1 of the Agreement is amended to provide as follows:

  The period beginning on January 12, 2001, and ending on February 27, 2001, shall be the "Inspection Period."

    III.  CONDITIONS PRECEDENT TO CLOSING.  All conditions precedent to Buyer's obligation to complete the purchase of the Property under the Agreement except those described at Sections 5.1, 5.3, 5.4, 5.5, 5.7, and 5.11 of the Agreement shall be deemed satisfied or waived by Buyer unless Buyer shall deliver to Seller written notice otherwise on or before March 27, 2001. Notwithstanding the foregoing, Buyer's conditions precedent described at Sections 5.2 and 5.6 of the Agreement shall be satisfied or waived by Buyer on or before February 27, 2001.

    IV.  CLOSING DATE.  Section 7.1 of the Agreement is amended to provide as follows:

  The Closing hereunder (the "Closing" or the "Closing Date") shall be held at the offices of the Title Company in Seattle, Washington, on April 9, 2001.

    V.  SCHEDULES.  Section 16.9 of the Agreement is amended to provide as follows:

  The parties acknowledge and agree that, as of the date this Agreement has been executed, some schedules and exhibits have not been completed and agreed upon and the parties have also not agreed upon a final allocation of the Purchase Price among the Real Property, the Personal Property, and the Olympic Water and Sewer, Inc. stock. The parties agree to review and negotiate such matters diligently and in good faith, and upon completion and mutual approval of all such schedules, exhibits and other matters, they shall promptly execute an amendment to this Agreement memorializing such agreements. If all schedules hereto are not approved by the parties in an amendment to this Agreement mutually executed and delivered on or before February 27, 2001, then this Agreement shall terminate, the Earnest Money shall be returned to Buyer, and the parties shall have no further obligations hereunder except under those provisions intended to survive the termination of this Agreement..

    Except as expressly amended by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

BUYER:	HCV PACIFIC PARTNERS LLC, a California limited liability company
	By:	/s/ RANDALL J. VERRUE
	Print Name:	Randall J. Verrue
	Its:	President & CEO
	Date:	2/15/01
SELLER:	POPE RESOURCES L.P., a Delaware limited partnership, by POPE MGP, Inc., a Delaware corporation, its managing general partner
	By:	/s/ GREGORY M. MCCARRY
	Print Name:	Gregory M. McCarry
	Its:	V.P. Real Estate
	Date:	2/15/01

OLYMPIC PROPERTY GROUP LLC, a Washington limited liability company
By:	/s/ GREGORY M. MCCARRY
Print Name:	Gregory M. McCarry
Its:	C.O.O.
Date:	2/15/01
OLYMPIC REAL ESTATE DEVELOPMENT LLC, a Washington limited liability company
By:	/s/ GREGORY M. MCCARRY
Print Name:	Gregory M. McCarry
Its:	C.O.O.
Date:	2/15/01
OLYMPIC REAL ESTATE MANAGEMENT, INC., a Washington corporation
By:	/s/ TOM GRIFFIN
Print Name:	Tom Griffin
Its:	Vice President
Date:	2/15/01
OLYMPIC RESORTS LLC, a Washington limited liability company
By:	/s/ GREGORY M. MCCARRY
Print Name:	Gregory M. McCarry
Its:	C.O.O.
Date:	2/15/01

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  Exhibit 10.3
AMENDMENT NO. 2 TO REAL ESTATE PURCHASE AND SALE AGREEMENT